SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) ..............December 13, 2000



                        FIELDPOINT PETROLEUM CORPORATION
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)




                                    COLORADO
                                    --------
                 (State or Other Jurisdiction of Incorporation)

         0-9435                                          84-0811034
         ------                                          ----------
(Commission File Number)                    (IRS Employer Identification Number)



1703 Edelweiss Drive                                         78613
--------------------                                         -----
         Cedar Park, Texas                                 (Zip Code)
         -----------------
(Address of principal executive offices)



        Registrant's telephone number, including area code (512) 250-8692

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

         FieldPoint Petroleum Corporation (The Company) consummated the purchase of a 20.64% working interest representing a 16.19% net revenue interest in 30 wells in the Chickasha Field located in Grady County Oklahoma, From Ricks Exploration, Inc. Two wells are scheduled for drilling and completion in 2001. The Company paid $1,000,000 cash consideration for the lease rights and related equipment, and will pay its share cost for drilling the two wells.

         Closing of the acquisition took place on December 13, 2000, with the effective date being January 1, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

(a)      Financial Statements

(b)      Exhibits

99.2     Press Release dated December 13, 2000

                          INDEPENDENT AUDITOR'S REPORT



Board of Directors
FieldPoint Petroleum Corporation
Cedar Park, Texas


We have audited the accompanying historical summaries of revenue and direct operating expenses of properties acquired in December 2000, for the years ended December 31, 2000 and 1999. The historical summaries are the responsibility of the Company's management. Our responsibility is to express an opinion on the historical summaries based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical summaries presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the 8-K of FieldPoint Petroleum Corporation) as described in Note 1 and are not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the historical summaries referred to above present fairly, in all material respects, the revenue and direct operating expenses of the properties acquired in December 2000, in conformity with generally accepted accounting principles.




HEIN + ASSOCIATES LLP


February 12, 2001
Dallas, Texas

                        FIELDPOINT PETROLEUM CORPORATION

         HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES
                     OF PROPERTIES ACQUIRED IN DECEMBER 2000

                 FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999




                                                   2000       1999
                                                  --------   --------
                 OIL AND GAS SALES                $917,432   $683,959

                 DIRECT OPERATING EXPENSES         310,499    249,542
                                                  --------   --------

                 NET REVENUE                      $606,933   $434,417
                                                  ========   ========








                        See Notes to Historical Summaries

                        FIELDPOINT PETROLEUM CORPORATION

         NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING
                EXPENSES OF PROPERTIES ACQUIRED IN DECEMBER 2000



1.   BASIS OF PREPARATION
     --------------------

     The accompanying historical summaries of revenues and direct operating expenses relate to the operations of the oil and gas properties acquired by FieldPoint Petroleum Corporation (the Company) in December 2000 from Ricks Exploration, Inc. The properties were acquired for approximately $1,000,000, before purchase adjustments.

     Revenues are recorded when the Company's share of oil or natural gas and related liquids are sold. Direct operating expenses are recorded when the related liability is incurred. Direct operating expenses include lease operating expenses, ad valorem taxes and production taxes. Depreciation and amortization of oil and gas properties, general and administrative expenses and income taxes have been excluded from operating expenses in the accompanying historical summaries because the amounts would not be comparable to those resulting from proposed future operations.

     The historical summaries presented herein were prepared for the purpose of complying with the financial statement requirements of a business acquisition to be filed on Form 8-K as promulgated by Regulation S-B Item 3-10 of the Securities Exchange Act of 1934.

2.   SUPPLEMENTAL INFORMATION ON OIL AND GAS RESERVES (UNAUDITED)
     ------------------------------------------------------------

     Proved oil and gas reserves consist of those estimated quantities of crude oil, natural gas, and natural gas liquids that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

     The following estimates of proved reserves have been made by independent engineers. The estimated net interest in proved reserves are based upon subjective engineering judgments and may be affected by the limitations inherent in such estimation. The process of estimating reserves is subject to continual revision as additional information becomes available as a result of drilling, testing, reservoir studies and production history. There can be no assurance that such estimates will not be materially revised in subsequent periods.

     The changes in proved reserves of the properties acquired in December 2000 for the years ended December 31, 2000 and 1999 are set forth below. All of the reserves are classified as proved developed.

                                                                  Natural Gas
                                                       Oil      (Thousand Cubic
                                                    (Barrels)         Feet)
                                                --------------   --------------
         Reserves at January 1, 1999                    97,292            7,044
         Revisions, extensions and discoveries          56,562            2,991
         Production                                    (37,819)          (1,680)
                                                --------------   --------------
         Reserves at December 31, 1999                 116,035            8,355
         Revisions, extensions and discoveries         154,280           11,504
         Production                                    (30,567)          (2,598)
                                                --------------   --------------
         Reserves at December 31, 2000                 239,748           17,261
                                                ==============   ==============

     The standardized measure of discounted estimated future net cash flows related to proved oil and gas reserves at December 31, 2000 and 1999 is as follows:

                                                         2000           1999
                                                     -----------    -----------
         Future cash inflows                         $ 5,900,000    $ 2,456,000
         Future production costs                      (3,723,000)    (1,374,000)
                                                     -----------    -----------
         Future net cash flows, before income tax      2,177,000      1,082,000
         Future income taxes                            (399,000)       (27,000)
                                                     -----------    -----------
         Future net cash flows                         1,778,000      1,055,000
         10% annual discount                            (471,000)      (280,000)
                                                     -----------    -----------
         Standardized measure of discounted future
              net cash flows                         $ 1,307,000    $   775,000
                                                     ===========    ===========

     The primary changes in the standardized measure of discounted estimated future net cash flows for the years ended December 31, 2000 and 1999, were as follows:

                                                         2000           1999
                                                     -----------    -----------
         Beginning of year                           $   775,000    $   354,000
         Sales of oil and gas produced, net of
              production costs                          (607,000)      (434,000)
         Effect of change in prices                      294,000        732,000
         Accretion of discount                            78,000         35,000
         Net change in income taxes                     (274,000)       (20,000)
         Revision of estimates and other               1,041,000        108,000
                                                     -----------    -----------
         End of year                                 $ 1,307,000    $   775,000
                                                     ===========    ===========

     Estimated future cash inflows are computed by applying year-end prices of oil and gas to year-end quantities of proved reserves. Estimated future development and production costs are determined by estimating the expenditures to be incurred in developing and producing the proved oil and gas reserves at the end of the year, based on year-end costs and assuming continuation of existing economic conditions. Estimated future income tax expense is calculated by applying year-end statutory tax rates to estimated future pre-tax net cash flows related to proved oil and gas reserves, less the tax basis of the properties involved.

     The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and as such, do not necessarily reflect the Company's expectations of actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process.

                        FIELDPOINT PETROLEUM CORPORATION

                    UNAUDITED PRO FORMA FINANCIAL INFORMATION


In December 2000, FieldPoint Petroleum Corporation (the Company) acquired interests in certain producing properties in Oklahoma for consideration of $1,000,000. The acquisition was financed with an extension to the Company's existing borrowing facility with a bank. The following unaudited pro forma financial statements have been prepared to demonstrate the effect on the Company's financial position and results of operations as if the properties had been acquired on September 30, 2000 (with respect to the pro forma balance sheet) and at the beginning of the periods (with respect to the pro forma statements of income). The pro forma financial statements should be read in conjunction with the historical summaries of revenues and direct operating expenses of the properties included herein and with the financial statements of the Company as filed in their Forms 10-KSB and 10-QSB. The pro forma financial statements should not be construed as a reflection of the financial position or results of operations that actually would have occurred if the acquisition would have occurred on the above dates.


                        FIELDPOINT PETROLEUM CORPORATION

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 2000

                                     ASSETS
                                     ------

                                                Historical     Pro Forma
                                                 Amounts      Adjustments       Pro Forma
                                               -----------    -----------      -----------
CURRENT ASSETS:
     Cash                                      $   426,281    $      --        $   426,281
     Trading securities                              2,880           --              2,880
     Accounts receivable                           245,010           --            245,010
     Other                                          54,534           --             54,534
                                               -----------    -----------      -----------
          Total current assets                     728,705           --            728,705

PROPERTY AND EQUIPMENT:
     Oil and gas properties                      3,041,945      1,000,000 (1)    4,041,945
     Furniture and equipment                        32,497           --             32,497
     Transportation equipment                       75,974           --             75,974
     Less accumulated depletion and
        depreciation                              (793,005)          --           (793,005)
                                               -----------    -----------      -----------
          Net property and equipment             2,357,411      1,000,000        3,357,411

OTHER ASSETS                                       218,459           --            218,459
                                               -----------    -----------      -----------
          Total assets                         $ 3,304,575    $ 1,000,000      $ 4,304,575
                                               ===========    ===========      ===========


                      LIABILITIES AND STOCKHOLDERS' EQUITY
                      ------------------------------------

CURRENT LIABILITIES:
     Current portion of long-term debt         $   284,817    $      --        $   284,817
     Accounts payable and accrued expenses          43,638           --             43,638
     Oil and gas revenues payable                   67,573           --             67,573
                                               -----------    -----------      -----------
          Total current liabilities                396,028           --            396,029

LONG-TERM DEBT, net of current portion             360,348      1,000,000 (1)    1,360,348

DEFERRED INCOME TAXES                               44,000           --             44,000

STOCKHOLDERS' EQUITY                             2,504,199           --          2,504,199
                                               -----------    -----------      -----------
          Total liabilities and stockholders'
                equity                         $ 3,304,575    $ 1,000,000      $ 4,304,575
                                               ===========    ===========      ===========


           See accompanying notes to pro forma financial statements.


                        FIELDPOINT PETROLEUM CORPORATION

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      NINE MONTHS ENDED SEPTEMBER 30, 2000

                                                               (2)
                                             FieldPoint     Properties     Pro Forma
                                             Petroleum       Acquired     Adjustments       Pro Forma
                                            -----------    -----------   ------------      -----------
REVENUE:
     Oil and gas sales                      $ 1,053,284    $   666,793   $      --         $ 1,720,077
     Well operational and pumping fees           96,884           --            --              96,884
                                            -----------    -----------   -----------       -----------
             Total revenue                    1,150,168        666,793          --           1,816,961

COSTS AND EXPENSES:
     Production expense                         378,644        208,278          --             586,922
     Depletion and depreciation                 117,000           --         197,994 (3)       314,994
     General and administrative                 204,297           --            --             204,297
                                            -----------    -----------   -----------       -----------
             Total costs and expenses           699,941        208,278       197,994         1,106,213

OTHER INCOME (EXPENSE):
     Interest income (expense), net             (62,669)          --         (71,250)(4)      (133,919)
     Miscellaneous                                8,010           --            --               8,010
                                            -----------    -----------   -----------       -----------
             Total other income (expense)       (54,659)          --         (71,250)         (125,909)
                                            -----------    -----------   -----------       -----------

INCOME (LOSS) BEFORE INCOME TAXES               395,568        458,515      (269,244)          584,839

INCOME TAX PROVISION                            (28,046)          --         (91,543)(5)      (119,589)
                                            -----------    -----------   -----------       -----------

NET INCOME (LOSS)                           $   367,522    $   458,515   $  (360,787)      $   465,250
                                            ===========    ===========   ===========       ===========

BASIC EARNINGS PER SHARE                    $       .06                                    $       .07
                                            ===========                                    ===========

DILUTED EARNINGS PER SHARE                  $       .05                                    $       .07
                                            ===========                                    ===========

WEIGHTED AVERAGE SHARES BASIC                 6,478,932                                      6,478,932
                                            ===========                                    ===========

WEIGHTED AVERAGE SHARES
   DILUTED                                    7,072,948                                      7,072,948
                                            ===========                                    ===========






           See accompanying notes to pro forma financial statements.


                        FIELDPOINT PETROLEUM CORPORATION

              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                          YEAR ENDED DECEMBER 31, 1999

                                                                            (2)
                                            FieldPoint      Properties    Pro Forma
                                            Petroleum        Acquired    Adjustments         Pro Forma
                                            -----------    -----------   -----------        -----------
REVENUE:
     Oil and gas sales                      $   786,361    $   683,959   $      --          $ 1,470,320
     Well operational and pumping fees          131,449           --            --              131,449
                                            -----------    -----------   -----------        -----------
             Total revenue                      917,810        683,959          --            1,601,769

COSTS AND EXPENSES:
     Production expense                         313,435        249,542          --              562,977
     Depletion and depreciation                 152,166           --         251,702 (3)        403,868
     General and administrative                 309,712           --            --              309,712
                                            -----------    -----------   -----------        -----------
             Total costs and expenses           775,313        249,542       251,702          1,276,557

OTHER INCOME (EXPENSE):
     Interest income (expense), net             (83,826)          --         (95,000)(4)       (178,826)
     Miscellaneous                               19,562           --            --               19,562
                                            -----------    -----------   -----------        -----------
             Total other income (expense)       (64,264)          --         (95,000)           159,264
                                            -----------    -----------   -----------        -----------

INCOME (LOSS) BEFORE INCOME TAXES                78,233        434,417      (346,702)           165,948

INCOME TAX PROVISION                            (12,768)          --        (117,543)(5)       (130,647)
                                            -----------    -----------   -----------        -----------

NET INCOME (LOSS)                           $    65,465    $   434,417   $  (464,581)       $    35,301
                                            ===========    ===========   ===========        ===========

BASIC AND DILUTED EARNINGS PER
   SHARE                                    $       .01                                     $       .01
                                            ===========                                     ===========

WEIGHTED AVERAGE SHARES
   OUTSTANDING BASIC                          5,568,811                                       5,568,811
                                            ===========                                     ===========
WEIGHTED AVERAGE SHARES
   OUTSTANDING DILUTED                        5,941,098                                       5,941,098
                                            ===========                                     ===========




           See accompanying notes to pro forma financial statements.

                        FIELDPOINT PETROLEUM CORPORATION

               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

(1) Adjustment to reflect the acquisition cost of the oil and gas properties and the debt incurred to finance the acquisition.

(2) Oil and gas sales and direct operating expenses of the acquired properties for the respective periods.

(3) Adjustment to reflect additional depletion and depreciation expense as if the properties had been acquired at the beginning of the respective period.

(4) Adjustment to reflect additional interest expense at 9.5% as if the properties had been acquired at the beginning of the respective periods.

(5) Adjustment to reflect additional income tax expense as if the properties had been acquired at the beginning of the respective periods.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FieldPoint Petroleum Corporation
                                                (Registrant)

                                                By: /s/ Ray D. Reaves
                                                    ------------------
                                                    President

Dated: December 27, 2000